Exhibit 99.1

Crescent Energy to Acquire Vital Energy in All-Stock Transaction,

Establishing a Top 10 Independent

Accretive on all key metrics, delivering immediate and sustainable value for shareholders

Assets will be managed within Crescent’s consistent strategy focused on free cash flow and returns

Crescent increases non-core divestiture pipeline to $1 billion

HOUSTON, August 25, 2025 – Crescent Energy Company (NYSE: CRGY) (“Crescent” or the “Company”) and Vital Energy, Inc. (NYSE: VTLE) (“Vital”), today announced that they have entered into a definitive agreement (the “Merger Agreement”) pursuant to which Crescent will acquire Vital in an all-stock transaction valued at approximately $3.1 billion, inclusive of Vital’s net debt (the “Transaction”). The Transaction will establish a top 10 independent with a consistent and free cash flow focused strategy, scaled positions and flexible capital allocation across premier basins. The combined company will be led by a management team and Board with deep operating and investing expertise, well-positioned to drive long-term growth and value creation.

Under the terms of the Merger Agreement, Vital shareholders will receive 1.9062 shares of Crescent Class A common stock for each share of Vital common stock, representing a 5% premium to the 30-day volume weighted average price (“VWAP”) exchange ratio and a 15% premium to Vital’s 30-day VWAP as of August 22, 2025.

The Transaction Offers Compelling Value for All Shareholders:

•

Attractive Acquisition Returns and Significant Accretion – Strong cash-on-cash investment returns with valuation covered by existing production base; highly accretive across CFFO, FCF and NAV per share; $90 - $100 MM of immediate annual synergies with potential for significant incremental operating efficiencies.

•

Consistent Strategy Focused on Free Cash Flow and Attractive Returns – Crescent to implement lower activity, higher free cash flow business plan to align assets with its consistent strategy; high-graded capital allocation improves investor returns and supports peer-leading dividend.

•	Enhances “Investment Grade” Quality Balance Sheet – Leverage accretive business plan plus ~$1 BN pipeline of non-core divestitures; creates largest liquids-weighted producer without IG status(1).

•	Strengthens Leading Growth Through Acquisition Platform – Consistent investment and operational underwriting; >$60 BN of opportunity surrounding the combined footprint.

•

Pro Forma Crescent is a Top 10 Independent – Scaled and focused asset portfolio with flexible capital allocation across more than a decade of high-quality inventory in the Eagle Ford, Permian and Uinta Basins.

“This transaction is transformative for Crescent and consistent with our strategy,” said John Goff, Crescent’s Chairman of the Board. “Crescent’s impressive trajectory of returns-driven growth through M&A has cemented the company as a top ten independent, with line of sight to an investment grade credit rating. Acquiring Vital and executing on an attractive pipeline of non-core divestitures sharpens our focus and expands our opportunity set for accretive future growth.”

Crescent CEO David Rockecharlie said, “This combination represents compelling value for all shareholders, with attractive acquisition returns and significant accretion across all key financial metrics. We’ve always had a free cash flow focused strategy, and our model applied to these assets creates sustainable value for all shareholders. With this acquisition and our $1 billion non-core divestiture pipeline, we are better positioned than ever before. Crescent will have more focus, more scale and more potential to deliver long-term value to shareholders.”

Vital CEO Jason Pigott added, “Today’s announcement recognizes the value we have created at Vital Energy. Our combination with Crescent Energy will create a premier, scaled, mid-cap operator with significant efficiencies across a larger asset base. The combined businesses will have more capital allocation flexibility across a vast development inventory and the ability to immediately transfer best operating practices across basins. Strong free cash flow generation will maintain a premier balance sheet and drive sustainable capital returns to shareholders. We are confident that this deal is the right move for Vital shareholders, and it recognizes the hard work and dedication of all Vital employees over the last six years.”

Transaction Details

Under the terms of the Merger Agreement, Vital shareholders will receive 1.9062 shares of Crescent Class A common stock for each share of Vital common stock. Following the consummation of the Transaction, Crescent shareholders will own approximately 77% of the combined company and Vital shareholders will own approximately 23% of the combined company, on a fully diluted basis.

Timing and Approvals

The Transaction has been unanimously approved by the boards of directors of both companies and unanimously approved by a special committee of independent directors of Crescent (the “Special Committee”). Current Crescent and Vital shareholders representing approximately 29% and 20% of total common shares outstanding, respectively, are party to voting and/or existing investor agreements serving to support the Transaction in line with the unanimous recommendation of both Boards. The Transaction, which will be subject to customary closing conditions, including approvals by shareholders of Crescent and Vital and typical regulatory agencies, is targeted to close by year-end 2025.

Governance

After closing of the Transaction, the Crescent board of directors will increase to 12 members with the addition of 2 directors to be designated by Vital. John Goff will continue to serve as Non-Executive Chairman and David Rockecharlie will continue to serve as Chief Executive Officer of the combined company. Crescent will remain headquartered in Houston.

Advisors

Jefferies LLC is serving as lead financial advisor to Crescent. Evercore is also serving as a financial advisor to Crescent. Kirkland & Ellis LLP is serving as Crescent’s legal counsel.

Intrepid Partners, LLC is serving as financial advisor to the Special Committee. Richards, Layton & Finger, P.A. is serving as counsel for the Special Committee.

Houlihan Lokey and J.P. Morgan Securities LLC are serving as joint financial advisors to Vital. Vinson & Elkins LLP is serving as Vital’s legal counsel. Lazard is serving as an independent financial advisor.

Conference Call Details

Crescent and Vital plan to host a joint conference call and webcast at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time on August 25, 2025. Complete details are below. A webcast replay and investor presentation regarding the transaction can be found at www.crescentenergyco.com and www.vitalenergy.com.

Date: Monday, August 25, 2025

Time: 7:30 a.m. CT (8:30 a.m. ET)

Conference Dial-In: 877-407-0989 / 201-389-0921 (Domestic / International)

Webcast Link: www.crescentenergyco.com

A replay of the webcast will be archived on the companies’ Investor Relations websites beginning 1 hour after the conference call.

About Crescent Energy Company

Crescent is a differentiated U.S. energy company committed to delivering value for shareholders through a disciplined growth through acquisition strategy and consistent return of capital. Crescent’s long-life, balanced portfolio combines stable cash flows from low-decline production with deep, high-quality development inventory. The Company’s investing and operating activities are focused in Texas and the Rocky Mountain region. For additional information, please visit www.crescentenergyco.com.

About Vital Energy, Inc.

Vital is an independent energy company with headquarters in Tulsa, Oklahoma. Vital Energy’s business strategy is focused on the acquisition, exploration and development of oil and natural gas properties in the Permian Basin of West Texas. Additional information about Vital Energy may be found on its website at www.vitalenergy.com.

No Offer or Solicitation

This communication relates to the Transaction between Crescent and Vital. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Important Additional Information About the Transaction

In connection with the Transaction, Crescent will file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, that will include a joint proxy statement of Crescent and Vital and a prospectus of Crescent. The Transaction will be submitted to Crescent’s shareholders and Vital’s shareholders for their consideration. Crescent and Vital may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the shareholders of Crescent and Vital. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Crescent or Vital may file with the SEC or send to shareholders of Crescent or Vital in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF CRESCENT AND VITAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Crescent or Vital through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Crescent will be made available free of charge on Crescent’s website at www.crescentenergyco.com, or by directing a request to Investor Relations, Crescent Energy Company, 600 Travis Street, Suite 7200, Houston, TX 77002, Tel. No. (713) 332-7001. Copies of documents filed with the SEC by Vital will be made available free of charge on Vital’s website at www.vitalenergy.com, or by directing a request to Investor Relations, Vital Energy, Inc., 521 East 2nd Street, Suite 1000, Tulsa, OK 74120, Tel. No. (918) 513-4570.

Participants in the Solicitation

Crescent and Vital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information regarding Crescent’s executive officers and directors, including a description of their direct or indirect interests, by security holdings or otherwise, (i) is set forth in Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, including under Part III, Item 10. Directors, Executive Officers and Corporate Governance, Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters, and Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence, which was filed with the SEC on February 26, 2025, and available at https://www.sec.gov/Archives/edgar/data/1866175/000186617525000024/crgy-20241231.htm and (ii) to the extent holdings of Crescent’s securities by its directors or executive officers have changed since the amounts set forth in Crescent’s Annual Report on Form 10-K for the year ended December 31, 2024, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001866175. You can obtain a free copy of these documents at the SEC’s website at www.sec.gov or by accessing Crescent’s website at crescentenergyco.com.

Information regarding Vital’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, (i) is set forth in Vital’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One – Election of Three Class III Directors at the 2025 Annual Meeting”, “Proposal Three – Advisory Vote Approving the Compensation of Our Named Executive Officers”, “Stock Ownership Information”, and “Related Party Transactions”, which was filed with the SEC on April 10, 2025 and available at https://www.sec.gov/Archives/edgar/data/1528129/000152812925000071/vtle-20250409.htm and (ii) to the extent holdings of Vital’s securities by the directors or executive officers have changed since the amounts set forth in Vital’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001528129. You can obtain a free copy of these documents at the SEC’s website at http://www.sec.gov or by accessing Vital’s website at vitalenergy.com.

Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction when it becomes available. You may obtain free copies of this document as described above.

Use of Non-GAAP Financial Information

This communication contains certain financial measures that are not prepared in accordance with GAAP, including levered free cash flow, PV-10 and net asset value per share. These supplemental non-GAAP performance measures are used by Crescent’s management and external users of its financial statements, such as industry analysts, investors, lenders and rating agencies. These non-GAAP measures should be read in conjunction with the information contained in Crescent’s audited combined and consolidated financial statements prepared in accordance with GAAP. Due to the forward-looking nature of certain measures used herein, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures.

Forward-Looking Statements and Cautionary Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Crescent or Vital expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, the expected timing of completion of the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Crescent may not approve the issuance of new shares of common stock in the Transaction or that stockholders of Vital may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of Crescent’s common stock or Vital’s common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of Crescent and Vital to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Crescent’s or Vital’s control, including those detailed in Crescent’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on its website at www.crescentenergyco.com and on the SEC’s website at http://www.sec.gov, and those detailed in Vital’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Vital’s website at www.vitalenergy.com and on the SEC’s website at http://www.sec.gov. The Company does not give any assurance (1) that it will achieve its expectations or (2) to any business strategies, earnings or revenue trends or future financial results. All forward-looking statements are based on assumptions that Crescent or Vital believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Crescent and Vital undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Crescent Energy Investor Relations Contact

IR@crescentenergyco.com

Crescent Energy Media Contact

Media@crescentenergyco.com

Vital Energy Investor Relations Contact

Ron Hagood

Vice President, Investor Relations

(918) 858-5504

ir@vitalenergy.com

(1)

Credit ratings are intended to provide investors with an independent measure of credit quality of an issue of securities. Credit ratings are not recommendations to purchase, hold or sell securities and do not address the market price or suitability of a specific security for a particular investor. There is no assurance that any rating will remain in effect for any given period of time or that any rating will not be revised or withdrawn entirely by a rating agency in the future if, in its judgment, circumstances so warrant.